SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2005

LEAP WIRELESS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29752	33-0811062

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.5
EXHIBIT 10.6

Item 1.01 Entry into a Material Definitive Agreement.

Awards to Executive Officers Under the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan

     The Compensation Committee of the Board of Directors (the “Board”) of Leap Wireless International, Inc. (the “Company”) (with the approval of the Board) and the Board previously conditionally approved grants of restricted stock awards and deferred stock units under the Leap Wireless International, Inc. 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the “2004 Plan”) to the executive officers of the Company. These awards are listed in the table below. Certain of these awards were previously described in our Current Reports on Form 8-K filed by the Company with the SEC on January 11, 2005 (the “January Form 8-K”), on March 2, 2005 (the “March Form 8-K”) and on June 17, 2005 (the “June Form 8-K,” and together with the January Form 8-K and the March Form 8-K, the “Form 8-Ks”).

     These restricted stock and deferred stock unit awards were conditioned on the filing of a Registration Statement on Form S-8 with the SEC with respect to the 2004 Plan and were not effective until such filing took place. The Company filed a Registration Statement on Form S-8 with the SEC with respect to the 2004 Plan on June 17, 2005 (the “Form S-8”), and the conditional grants became effective on such date.

     Set forth below is a list of the executive officers who were granted restricted stock and/or deferred stock unit awards effective June 17, 2005:

		Restricted Stock	Deferred Stock Unit
Name	Title	Award	Award
S. Douglas Hutcheson	President and CEO	99,487	30,000
Glenn T. Umetsu	EVP, Chief Technical Officer	75,560	25,520
Albin F. Moschner	EVP, Chief Marketing Officer	20,000	-0-
David B. Davis	SVP, Operations	29,250	9,750
Robert J. Irving	SVP and General Counsel	24,750	8,250
Leonard C. Stephens	SVP, Human Resources	24,750	8,250
Linda K. Wokoun	SVP, Marketing and Customer Care	12,334	-0-
Dean M. Luvisa	Acting CFO, VP Finance and Treasurer	23,150	6,050
Grant A. Burton	VP, Chief Accounting Officer and Controller	10,176	-0-

     The terms of the restricted stock awards and deferred stock unit awards granted to Mr. Hutcheson are as described in the March Form 8-K, except that one of his restricted stock awards, for a total of 90,000 shares, will vest on February 28, 2008 (subject to certain accelerated vesting) rather than on the third anniversary of the date of grant. The terms of the restricted stock awards and deferred stock unit awards granted to Messrs. Umetsu, Moschner, Davis, Irving, Stephens and Luvisa are as described in the January Form 8-K, except that their restricted stock awards will vest on February 28, 2008 (subject to certain accelerated vesting) rather than on the third anniversary of the date of grant. The terms of the restricted stock awards granted to Ms. Wokoun and Mr. Burton are as described in the June Form 8-K, with such awards vesting on the fifth anniversary of the date of grant (subject to certain accelerated vesting). All of the aforementioned descriptions from the Form 8-Ks are incorporated herein by reference.

     The form of restricted stock agreement for the restricted stock awards to Messrs. Umetsu, Moschner, Davis, Irving, Stephens and Luvisa, and for future awards of restricted stock under the 2004 Plan that will vest on February 28,

2008 (subject to certain accelerated vesting), is attached hereto as Exhibit 10.1, the terms of which are incorporated herein by reference. The terms of this form of restricted stock agreement are as described in the January Form 8-K, except that the awards will vest on February 28, 2008 (subject to certain accelerated vesting) rather than the third anniversary of the date of grant. The amended form of the Company’s restricted stock agreement attached hereto as Exhibit 10.1 supersedes Exhibit 10.3 to the January Form 8-K.

     The Board also approved an amendment to the Amended and Restated Executive Employment Agreement dated as of January 10, 2005 between the Company and S. Douglas Hutcheson to conform the form of restricted stock agreement attached to such agreement as Attachment A-1 to reflect the revised vesting schedule described above. The amendment to Mr. Hutcheson’s employment agreement is attached hereto as Exhibit 10.2, the terms of which are incorporated herein by reference.

     The form of restricted stock agreement for the restricted stock awards to Ms. Wokoun and Mr. Burton, and for future awards of restricted stock under the 2004 Plan that will have five-year vesting, is attached hereto as Exhibit 10.3, the terms of which are incorporated herein by reference.

     The form of deferred stock unit agreement for the deferred stock unit awards described above was filed as Exhibit 10.4 to the January Form 8-K, and is re-filed without change as Exhibit 10.4 hereto, the terms of which are incorporated herein by reference.

Form of Stock Option Agreements for Future Awards Under the 2004 Plan

     Attached hereto as Exhibit 10.5 is the form of stock option agreement to be used to document future awards of non-qualified stock options under the 2004 Plan that will vest on February 28, 2008, subject to certain accelerated vesting. The terms of this form of stock option agreement are as described in the January Form 8-K, except that the awards will vest on February 28, 2008 (subject to certain accelerated vesting) rather than the third anniversary of the date of grant. The description of this form of stock option agreement from the January Form 8-K is incorporated herein by reference.

     Attached hereto as Exhibit 10.6 is the form of stock option agreement to be used to document awards of non-qualified stock options under the 2004 Plan that will have a five-year vesting schedule, subject to certain accelerated vesting. The terms of this form of stock option agreement are as described in the June Form 8-K, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1+	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (February 2008 Vesting).

10.2	First Amendment to Amended and Restated Executive Employment Agreement, effective as of June 17, 2005, between the Company and S. Douglas Hutcheson.

10.3+	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (Five-Year Vesting).

10.4(1)	Form of Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement.

10.5+	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (February 2008 Vesting).

10.6+	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (Five-Year Vesting).

+	A request for confidential treatment with respect to portions of this exhibit (indicated by asterisks) which have omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, is currently pending.

(1)	Filed as an exhibit to Leap’s Current Report on Form 8-K dated January 5, 2005, as filed with the Securities and Exchange Commission on January 11, 2005, and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: June 23, 2005	By	/s/ Robert J. Irving, Jr.

		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (February 2008 Vesting).

10.2	First Amendment to Amended and Restated Executive Employment Agreement, effective as of June 17, 2005, between the Company and S. Douglas Hutcheson.

10.3+	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (Five-Year Vesting).

10.4(1)	Form of Deferred Stock Unit Award Grant Notice and Deferred Stock Unit Award Agreement.

10.5+	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (February 2008 Vesting).

10.6+	Form of Stock Option Grant Notice and Non-Qualified Stock Option Agreement (Five-Year Vesting).

+	A request for confidential treatment with respect to portions of this exhibit (indicated by asterisks) which have omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, is currently pending.

(1)	Filed as an exhibit to Leap’s Current Report on Form 8-K dated January 5, 2005, as filed with the Securities and Exchange Commission on January 11, 2005, and incorporated herein by reference.